SUB-ITEM 77I:  TERMS OF NEW OF
AMENDED SECURITIES

INSTITUTIONAL/WEALTH SHARES
EXHIBIT
TO
MULTIPLE CLASS PLAN
(REVISED 11/1/17)

1.	SEPARATE ARRANGEMENT AND
EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Institutional and Wealth Shares will consist of

(
i
)
with
respect
to
money
market
funds,
sales
and
shareho
lder
servicin
g by
financia
l
interme
diaries;
and


(
i
i
)
with
respect
to
fluctuat
ing
NAV
funds,
sales
and
shareho
lder
servicin
g by
financia
l
interme
diaries
to the
followi
ng
categori
es of
investor
s
("Eligib
le
Investor
s");

*
An investor participating in a no-
load platform, network or other fee-
based program offered by a
financial intermediary, for example,
a wrap-account or retirement
platform, where Federated has
entered into an agreement with the
intermediary;
*
A trustee/director, employee or
former employee of the Fund, the
Adviser, the Distributor and their
affiliates; an immediate family
member of these individuals, or a
trust, pension or profit-sharing plan
for these individuals;
*
An employer-sponsored retirement
plan;
*
A trust institution investing on
behalf of its trust customers;
*
A Federated Fund;
*
An investor, other than a natural
person, purchasing Shares directly
from the Fund;
*
An investor (including a natural
person) who owned Shares as of
December 31, 2008;
*
Without regard to the initial
investment minimum, an investor
who acquired Institutional and/or
Wealth Shares pursuant to the
terms of an agreement and plan of
reorganization which permits the
investor to acquire such Shares; and
*
Without regard to the initial
investment minimum, in connection
with an acquisition of an
investment management or
advisory business, or related
investment services, products or
assets, by Federated or its
investment advisory subsidiaries,
an investor (including a natural
person) who (1) becomes a client of
an investment advisory subsidiary
of Federated or (2) is a shareholder
or interest holder of a pooled
investment vehicle or product that
becomes advised or subadvised by
a Federated investment advisory
subsidiary as a result of such an
acquisition other than as a result of
a fund reorganization transaction
pursuant to an agreement and plan
of reorganization.



The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan and financial intermediaries may also receive shareholder service fees for services provided. In connection with this basic arrangement, Institutional and Wealth Shares will bear the following fees and expenses:

F
e
e
s

a
n
d

E
x
p
e
n
s
e
s
Maximum
Amount
Allocated
Institutional and
Wealth Shares
S
a
l
e
s

L
o
a
d
None
C
o
n
t
i
n
g
e
n
t

D
e
f
e
r
r
e
d

S
a
l
e
s

C
h
a
r
g
e

(
"
C
D
S
C
"
)

None
S
h
a
r
e
h
o
l
d
e
r

S
e
r
v
i
c
e

F
e
e
As set forth in the
attached
Schedule
1
2
b
-
1

F
e
e
As set forth in the
attached
Schedule
O
t
h
e
r

E
x
p
e
n
s
e
s
Itemized expenses
incurred by the
Fund with respect
to holders of
Institutional and/or
Wealth Shares as
described in
Section 3 of the
Plan

2.	CONVERSION AND EXCHANGE
PRIVILEGES

For purposes of Rule 18f-3, Institutional and Wealth
Shares have the following conversion rights and exchange privileges at the election of the shareholder:

C
o
n
v
e
r
s
i
o
n

R
i
g
h
t
s
:
At the election of
the shareholder,
Shares may be
converted into any
other Share Class
of the same Fund,
provided that the
shareholder meets
the eligibility
requirements for
the Share Class
into which the
conversion is
sought, as
applicable.
E
x
c
h
a
n
g
e

P
r
i
v
i
l
e
g
e
:
Institutional and/or
Wealth Shares may
be exchanged into
any Federated fund
or share class that
does not have a
stated sales charge
or contingent
deferred sales
charge, except
Shares of
Federated
Institutional Prime
60 Day Fund,
Federated
Institutional
Money Market
Management,
Federated
Institutional Prime
Obligations Fund,
Federated
Institutional Tax-
Free Cash Trust,
Federated
Institutional Prime
Value Obligations
Fund, Class A
Shares of
Federated
Government
Reserves Fund and
Class R Shares of
any Fund, provided
that the
shareholder meets
any shareholder
eligibility and
minimum initial
investment
requirements for
the Shares to be
purchased, (if
applicable), both
accounts have
identical
registrations, and
the shareholder
receives a
prospectus for the
fund in which the
shareholder wishes
to exchange.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

3.	REDEMPTION FEE.

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Institutional and/or Wealth Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

A Fund shall waive any redemption fee with respect to
(i) non-participant directed redemptions or exchanges involving Institutional and/or Wealth Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the "Code"), custodial plan accounts established under Section
493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; (ii) redemptions or exchanges involving Institutional and/or
Wealth Shares held in plans administered as college savings programs under Section 529 of the Code; and
(iii) Institutional and/or Wealth Shares redeemed due to the death of the last surviving shareholder on the account.


SCHEDULE OF FUNDS
OFFERING INSTITUTIONAL SHARES

The Funds set forth on this Schedule each offer Institutional
Shares on the terms set forth in the Institutional/-Wealth
Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

Multiple
Class
Company
Series
1
2
b
-
1

F
e
e
S
h
a
r
e
h
o
l
d
e
r
S
e
r
v
i
c
e

F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e




Federated
Adjustable
Rate
Securities
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e




Federated
Equity
Funds:



Federated
Absolute
Return
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Clover
Small
Value Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Clover
Value Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Global
Strategic
Value
Dividend
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Internationa
l Strategic
Value
Dividend
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Kaufmann
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Kaufmann
Large Cap
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Kaufmann
Small Cap
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
MDT Mid-
Cap
Growth
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Prudent
Bear Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Strategic
Value
Dividend
Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Equity
Income
Fund, Inc.
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Fixed
Income
Securities,
Inc.:



Federated
Municipal
Ultrashort
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Strategic
Income
Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Global
Allocation
Fund)
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Governme
nt Income
Trust
N
o
n
e
0
..
2
5
%
N
o
n
e




Federated
High
Income
Bond Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
High Yield
Trust



Federated
High Yield
Trust
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Equity
Advantage
Fund
N
o
n
e
N
o
n
e
N
o
n
e







Multiple
Class
Company
Series
1
2
b
-
1

F
e
e
S
h
a
r
e
h
o
l
d
e
r
S
e
r
v
i
c
e

F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e
Federated
Income
Securities
Trust:



Federated
Capital
Income
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Floating
Rate
Strategic
Income
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Intermediat
e Corporate
Bond Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Muni and
Stock
Advantage
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Real Return
Bond Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Short-Term
Income
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e




Federated
Index
Trust:



Federated
Max-Cap
Index Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Mid-Cap
Index Fund
N
o
n
e
N
o
n
e
N
o
n
e








Federated
Institution
al Trust:



Federated
Governmen
t Ultrashort
Duration
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Short-
Intermediat
e Total
Return
Bond Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Internatio
nal Series,
Inc.



Federated
Global
Total
Return
Bond Fund
(formerly
Federated
Internation
al Bond
Fund)
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Investment
Series
Fund, Inc.



Federated
Bond Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
MDT
Equity
Trust



Federated
MDT Large
Cap Value
Fund
0
..
0
0
%
0
..
2
5
%
N
o
n
e




Federated
MDT
Series:



Federated
MDT All
Cap Core
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
MDT
Balanced
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
MDT Large
Cap
Growth
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
MDT Small
Cap Core
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
MDT Small
Cap
Growth
Fund
N
o
n
e
N
o
n
e
N
o
n
e








Federated
Municipal
Bond
Fund, Inc.
(formerly
Federated
Municipal
Securities
Fund, Inc.)
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Municipal
Securities
Income
Trust



Federated
Municipal
High Yield
Advantage
Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Short-
Intermedia
te
Duration
Municipal
Trust
N
o
n
e
0
..
2
5
%
N
o
n
e




Federated
Total
Return
Governme
nt Bond
Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Total
Return
Series,
Inc.:



Federated
Mortgage
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Total
Return
Bond Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Ultrashort
Bond Fund
N
o
n
e
0
..
2
5
%
N
o
n
e




Federated
U.S.
Governme
nt
Securities
Fund:  1-3
Years
N
o
n
e
0
..
2
5
%
N
o
n
e




Federated
U.S.
Governme
nt
Securities
Fund:  2-5
Years
N
o
n
e
0
..
2
5
%
N
o
n
e





Multiple
Class
Company
Series
1
2
b
-
1

F
e
e
S
h
a
r
e
h
o
l
d
e
r
S
e
r
v
i
c
e

F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e
Federated
World
Investment
Series, Inc.



Federated
Emerging
Market
Debt Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Internationa
l Leaders
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Internationa
l Small-Mid
Company
Fund
N
o
n
e
N
o
n
e
2
%

o
n

s
h
a
r
e
s

r
e
d
e
e
m
e
d

o
r

e
x
c
h
a
n
g
e
d

w
i
t
h
i
n

9
0

d
a
y
s

o
f

p
u
r
c
h
a
s
e




Intermedia
te
Municipal
Trust:



Federated
Intermediat
e Municipal
Trust
N
o
n
e
0
..
2
5
%
N
o
n
e




Money
Market
Obligation
s Trust:



Federated
Governmen
t
Obligations
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Governmen
t
Obligations
Tax-
Managed
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Money
Market
Manageme
nt
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Institutional
Prime 60
Day Fund
N
o
n
e

0
..
2
5
%
N
o
n
e
Federated
Institutional
Prime
Obligations
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Institutional
Tax-Free
Cash Trust
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Treasury
Obligations
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Trust for
U.S.
Treasury
Obligations
N
o
n
e
N
o
n
e
N
o
n
e
Federated
U.S.
Treasury
Cash
Reserves
N
o
n
e
0
..
2
5
%
N
o
n
e

SCHEDULE OF FUNDS
OFFERING WEALTH SHARES

The Retail Money Market Funds set forth on this Schedule each offer Wealth Shares on the terms set forth in the Institutional/Wealth Shares Exhibit to the Multiple Class
Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

Multiple
Class
Company
Series
1
2
b
-
1

F
e
e
S
h
a
r
e
h
o
l
d
e
r
S
e
r
v
i
c
e

F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e




Money
Market
Obligations
Trust:



Federated
California
Municipal
Cash Trust
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Massachus
etts
Municipal
Cash Trust
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Municipal
Obligations
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
New York
Municipal
Cash Trust
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Pennsylvan
ia
Municipal
Cash Trust
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Prime Cash
Obligations
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Tax-Free
Obligations
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Virginia
Municipal
Cash Trust
N
o
n
e
0
..
2
5
%
N
o
n
e



SUB-ITEM 77I:  TERMS OF NEW OF
AMENDED SECURITIES

CLASS R6 SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(REVISED AS OF 10/1/17)

1.	SEPARATE ARRANGEMENT AND
EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class R6 Shares will consist of:

(
i
)
sales and shareholder servicing by
financial intermediaries to the following categories of investors ("Eligible
Investors"):

*
An investor participating in a
no-load platform, network or
other fee-based program offered
by a financial intermediary, for
example, a wrap account or
retirement platform, where
Federated has entered into an
agreement with the
intermediary;
*
A trustee/director, employee or
former employee of the Fund,
the Adviser, the Distributor and
their affiliates; an immediate
family member of these
individuals, or a trust, pension or
profit-sharing plan for these
individuals;
*
An employer-sponsored retirement
plan;
*
A trust institution investing on
behalf of its trust customers;
*
An investor, other than a natural
person, purchasing Shares directly
from the Fund;
*
A Federated Fund;
*
An investor (including a natural
person) who acquired R6 Shares
pursuant to the terms of an
agreement and plan of
reorganization which permits the
investor to acquire such Shares; and
*
In connection with an acquisition of
an investment management or
advisory business, or related
investment services, products or
assets, by Federated or its
investment advisory subsidiaries,
an investor (including a natural
person) who (1) becomes a client of
an investment advisory subsidiary
of Federated or (2) is a shareholder
or interest holder of a pooled
investment vehicle or product that
becomes advised or subadvised by
a Federated investment advisory
subsidiary as a result of such an
acquisition other than as a result of
a fund reorganization transaction
pursuant to an agreement and plan
of reorganization.

In connection with this arrangement, Class R6 Shares will bear the following fees and expenses:

F
e
e
s

a
n
d

E
x
p
e
n
s
e
s
Maximum Amount
Allocated R6 Shares
S
a
l
e
s

L
o
a
d
None
C
o
n
t
i
n
g
e
n
t

D
e
f
e
r
r
e
d

S
a
l
e
s

C
h
a
r
g
e

(
"
C
D
S
C
"
)
None
S
h
a
r
e
h
o
l
d
e
r

S
e
r
v
i
c
e

F
e
e
None
R
e
d
e
m
p
t
i
o
n

F
e
e
None
1
2
b
-
1

F
e
e
None
O
t
h
e
r

E
x
p
e
n
s
e
s
Itemized expenses
incurred by the Fund with
respect to holders of
Class R6 Shares.

2.	CONVERSION AND EXCHANGE
PRIVILEGES

For purposes of Rule 18f-3, Class R6 Shares have the following conversion rights and exchange privileges at the election of the shareholder:

C
o
n
v
e
r
s
i
o
n

R
i
g
h
t
s
:
At the election of the
shareholder, Shares may
be converted into any
other Share Class of the
same Fund, provided that
the shareholder meets the
eligibility requirements
for the Share Class into
which the conversion is
sought, as applicable.
E
x
c
h
a
n
g
e

P
r
i
v
i
l
e
g
e
s
:
Class R6 Shares may be
exchanged into any
Federated fund or share
class that does not have a
stated sales charge or
contingent deferred sales
charge, except Shares of
Federated Institutional
Prime 60 Day Fund,
Federated Institutional
Money Market
Management, Federated
Institutional Prime
Obligations Fund,
Federated Institutional
Tax-Free Cash Trust,
Federated Institutional
Prime Value Obligations
Fund, Class A Shares of
Federated Government
Reserves Fund and Class
R Shares of any Fund,
provided that the
shareholder meets any
shareholder eligibility
and minimum initial
investment requirements
for the Shares to be
purchased, (if
applicable), both
accounts have identical
registrations, and the
shareholder receives a
prospectus for the fund in
which the shareholder
wishes to exchange.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, after the payment of any redemption fees to the Fund. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.




SCHEDULE OF FUNDS
OFFERING CLASS R6 SHARES

The Funds set forth on this Schedule each offer Class R6
Shares on the terms set forth in the Class R6 Shares
Exhibit to the Multiple Class Plan.

Multiple Class Company
  Series

Federated Equity Funds
  Federated Clover Small
Value Fund
  Federated Global Strategic
Value Dividend Fund
  Federated International
Strategic Value Dividend
Fund
  Federated Kaufmann Large
Cap Fund
   Federated Kaufmann Small
Cap Fund
  Federated MDT Mid Cap
Growth Fund
  Federated Strategic Value
Dividend Fund

Federated Fixed Income
Securities, Inc.
  Federated Strategic Income
Fund

Federated Global Allocation
Fund

Federated High Income
Bond Fund

Federated High Yield Trust
Federated High Yield Trust

Federated Income Securities
Trust
Federated Floating Rate
Strategic Income Fund
Federated Short-Term Income
Fund

Federated Index Trust
Federated Mid-Cap Index
Fund

Federated Institutional
Trust
Federated Government
Ultrashort Duration Fund
Federated Institutional High
Yield Bond Fund
Federated Short-Intermediate
Total Return Bond Fund


Federated Investment Series
Funds,  Inc.
Federated Bond Fund

Federated MDT Equity Trust
Federated MDT Large Cap
Value Fund

Federated MDT Series
Federated MDT Small Cap
Core Fund
Federated MDT Small Cap
Growth Fund
Federated MDT All Cap Core
Fund
Federated MDT Balanced
Fund


Federated Total Return
Government Bond Fund

Federated Total Return
Series, Inc.
  Federated Total Return Bond
Fund

Federated World
Investment Series, Inc.
  Federated International
Leaders Fund